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                                                                    Exhibit 24.1

                                POWER OF ATTORNEY

     KNOW ALL PERSONS BY THESE PRESENTS, that each person whose signature appears below hereby constitutes and appoints Stanley Goldberg and Mark G. Eisenschenk, and each of them, his or her true and lawful attorneys-in-fact and agents, each acting alone, with full power of substitution and resubstitution, for him or her and in his or her name, place and stead, in any and all capacities, to sign a Registration Statement on Form S-8 of Verdant Brands, Inc., and any and all amendments thereto, including post-effective amendments, and to file the same, with all exhibits thereto and other documents in connection therewith, with the Securities and Exchange Commission, granting unto said attorneys-in-fact and agents, each acting alone, full power and authority to do and perform to all intents and purposes as he or she might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact and agents, each acting alone, or the substitutes for such attorneys-in-fact and agents, may lawfully do or cause to be done by virtue hereof on October 11, 1999.

                                    SIGNATURE
                                    ---------

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Stanley Goldberg
Chairman and CEO (principal executive officer)


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Mark G. Eisenschenk
Executive Vice President and Chief Financial Officer
(principal financial and accounting officer)


/s/ Gordon F. Stofer
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Gordon F. Stofer
Director


/s/ Robert W. Fischer
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Robert W. Fischer
Director


/s/Donald E. Lovness
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Donald E. Lovness
Director


/s/ Richard Mayo
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Richard Mayo
Director


/s/ John F. Hetterick
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John F. Hetterick
President, COO and Director


/s/ Dr. Franklin Pass
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Dr. Franklin Pass
Director


/s/ Frederick F. Yanni, Jr.
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Frederick F. Yanni, Jr.
Director